                               ARTHUR ANDERSEN LLP




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No.33-86330 for ITT Hartford Life and Annuity Insurance Company Separate Account Six on Form N-4.


                                        /s/ Arthur Andersen LLP


Hartford, Connecticut
April 14, 1997